                                                                    EXHIBIT 24.1


                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under the Digi International Inc. Non-Officer Stock Option Plan, the Digi International Inc. Employee Stock Purchase Plan, the NetSilicon, Inc. 2001 Stock Option and Incentive Plan, the NetSilicon, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan, the NetSilicon, Inc. Amended and Restated 1998 Director Stock Option Plan and the NetSilicon, Inc. 2000 Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of February, 2002.



                               /s/ Kenneth E. Millard
                               -----------------------------
                               Kenneth E. Millard

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under the Digi International Inc. Non-Officer Stock Option Plan, the Digi International Inc. Employee Stock Purchase Plan, the NetSilicon, Inc. 2001 Stock Option and Incentive Plan, the NetSilicon, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan, the NetSilicon, Inc. Amended and Restated 1998 Director Stock Option Plan and the NetSilicon, Inc. 2000 Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of February, 2002.



                                  /s/ Mykola Moroz
                                 -------------------------------
                                  Mykola Moroz

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under the Digi International Inc. Non-Officer Stock Option Plan, the Digi International Inc. Employee Stock Purchase Plan, the NetSilicon, Inc. 2001 Stock Option and Incentive Plan, the NetSilicon, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan, the NetSilicon, Inc. Amended and Restated 1998 Director Stock Option Plan and the NetSilicon, Inc. 2000 Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of February, 2002.



                               /s/ Michael S. Seedman
                               ------------------------------
                               Michael S. Seedman

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under the Digi International Inc. Non-Officer Stock Option Plan, the Digi International Inc. Employee Stock Purchase Plan, the NetSilicon, Inc. 2001 Stock Option and Incentive Plan, the NetSilicon, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan, the NetSilicon, Inc. Amended and Restated 1998 Director Stock Option Plan and the NetSilicon, Inc. 2000 Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of February, 2002.



                                  /s/ David Stanley
                                  ---------------------------------
                                  David Stanley

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under the Digi International Inc. Non-Officer Stock Option Plan, the Digi International Inc. Employee Stock Purchase Plan, the NetSilicon, Inc. 2001 Stock Option and Incentive Plan, the NetSilicon, Inc. Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan, the NetSilicon, Inc. Amended and Restated 1998 Director Stock Option Plan and the NetSilicon, Inc. 2000 Employee Stock Purchase Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of February, 2002.



                               /s/ Bradley J. Williams
                               --------------------------------
                               Bradley J. Williams